                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 25, 2005
                                                         ----------------

                          CLIFTON SAVINGS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       United States                   0-50358                34-1983738
       -------------                   -------                ----------
(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)           Identification No.)

                1433 Van Houten Avenue, Clifton, New Jersey 07015
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (973) 473-2200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
             ---------------------------------------------

         On January 25, 2005, Clifton Savings Bancorp, Inc. announced its financial results for the quarter ended December 31, 2004. The press release announcing financial results for the quarter ended December 31, 2004 is filed as
Exhibit 99.1 and incorporated herein by reference.

ITEM 8.01    OTHER EVENTS
             ------------

         On January 26, 2005, Clifton Savings Bancorp, Inc. announced that the Company will pay a cash dividend of $.05 per share for the quarter ended
December 31, 2004. The dividend will be payable on February 18, 2005 to shareholders of record on February 4, 2005.

ITEM 9.01    FINANCIAL STATEMENTS AND OTHER EXHIBITS
             ---------------------------------------

         Exhibit 99.1      Press Release Dated January 25, 2005
         Exhibit 99.2      Press Release Dated January 26, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CLIFTON SAVINGS BANCORP, INC.




Date: January 27, 2005              By: /s/ John A. Celentano, Jr.
                                        ---------------------------------------
                                        John A. Celentano, Jr.
                                        Chairman of the Board and
                                         Chief Executive Officer